Ohio National Fund, Inc.	SUMMARY PROSPECTUS	April 29, 2022
ON iShares Managed Risk Balanced Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at https://funddocs.filepoint.com/ohionationalfund. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to annuityservice@ohionational.com. The fund’s prospectus and statement of additional information, both dated April 29, 2022, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.04%
Acquired Fund Fees and Expenses**	0.10%
Total Annual Fund Operating Expenses	0.72%

*	Annualized
**	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio. Because the portfolio commenced operations during the most recent fiscal year, the turnover rate shown is from June 25, 2021, the date the Portfolio commenced operations, through the end of the most recent fiscal year.

Principal Investment Strategies

The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”) allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in underlying exchange traded funds (the “underlying funds”). Exchange traded funds are commonly referred to as “ETFs.” The only underlying funds in which the Portfolio invests are iShares ETFs, which are advised by an affiliate of BlackRock.

The Portfolio may also invest in certain derivative instruments, including equity futures, fixed income futures and currency futures, and may hold cash and cash equivalents to change the asset allocation exposure in the Portfolio.

Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments, and the Portfolio may deviate from these levels in periods of heightened volatility. To achieve the income aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 50% of the Portfolio’s assets to fixed income investments. To achieve the capital appreciation aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 50% of the Portfolio’s assets to equity investments. BlackRock may actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.

The equity underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international equities (including emerging market equities). The fixed income underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. treasury securities, mortgage-backed securities, and cash or money market instruments. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), including fixed income underlying funds with an average portfolio credit quality below investment grade.

BlackRock relies on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. During periods when BlackRock determines to make an allocation in the Portfolio that is less than the long-term strategic portfolio allocations as described above, BlackRock may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying funds, equity and fixed income futures, and other derivatives, BlackRock expects to always maintain at least a minimum investment in cash to serve as collateral for the derivative investments it holds.

During periods of high volatility, BlackRock will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. The Portfolio has a volatility cap of 11%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying funds and/or reducing exposure through equity and/or fixed income futures and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity and/or fixed income futures and other derivatives.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:

Credit Risk — The Portfolio (directly and indirectly through underlying funds) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability of the underlying fund’s adviser to evaluate local companies or impact the fund’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio’s holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio (directly and indirectly through underlying funds) may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments also could cause more fluctuation in the net asset value of the Portfolio and underlying funds or make it more difficult for the Portfolio or underlying funds to accurately value their securities. These developments or others could also cause the Portfolio and the underlying funds to face increased shareholder redemptions, which could force them to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio and the underlying funds, as well as the value of your investment.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate (“SOFR”) as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Performance

The Portfolio commenced operations on June 25, 2021, and, therefore, does not have performance history for a full calendar year. Once the Portfolio has completed a full calendar year of operations, a bar chart and table will be included in future prospectuses that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns and comparing the Portfolio’s performance to a broad-based securities index.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since June 2021. Philip Green, a Managing Director of BlackRock, and Michael Pensky, CFA, a Director of BlackRock, have been portfolio managers of the Portfolio since June 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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